Exhibit 10.21

sECOND AMENDMENT TO
LOAN AGREEMENT

THIS SECOND AMENDMENT TO LOAN AGREEMENT (as amended, restated, replaced, supplemented or otherwise modified from time to time, this “Amendment”), dated as of October 24, 2023 (the “Effective Date”), between BMO BANK N.A., a national banking association (as successor to BMO Harris Bank N.A.), having an address at 320 South Canal Street, 15th Floor, Chicago, Illinois 60606, as Administrative Agent and the Lender, and MOB Cedar Park, L.L.C., MOB 5255 San Antonio, L.L.C., MOB 9157 San Antonio, L.L.C., MOB Raleigh, L.L.C., MOB 1431 Houston, L.L.C., MOB 1 New Britain, L.L.C., MOB 300 New Britain, L.L.C., MOB Oklahoma City, L.L.C., MOB Peoria, L.L.C., MOB Phoenix, L.L.C., MOB 3855 Gilbert, L.L.C., MOB 700 Chandler, L.L.C., MOB 3686 Gilbert, L.L.C., MOB Kingwood, L.L.C., MOB Garden City, L.L.C., and IPCAAF MOB Portfolio II, L.L.C., each a Delaware limited liability company (individually or collectively, as the context shall require, “Borrower” and collectively, the “Borrowers”), having an address at 2901 Butterfield Road, Oak Brook, Illinois 60523.

R E C I T A L S:

A.
Borrowers, Administrative Agent and Lender entered into a Loan Agreement dated as of September 30, 2021, as amended by First Amendment to Loan Agreement, dated as of August 1, 2022 (as amended from time to time, the “Loan Agreement”), whereby Lender has made a loan to Borrower (the “Loan”) in the principal amount of up to $122,655,000.00 subject to and in accordance with the terms and conditions set forth in the Loan Agreement. The Loan is evidenced by the Promissory Note dated September 30, 2021 (as amended from time to time, the “Note”) made by Borrowers payable to BMO Harris Bank N.A., the repayment of which is secured by, among other things, certain mortgages, deeds of trust and deeds to secure debt (collectively, the “Security Instrument”), each dated September 30, 2021. All capitalized terms not otherwise defined herein shall have the meanings set forth in the Loan Agreement.
B.
Borrowers, Administrative Agent and Lender have agreed to amend the Loan Agreement as more particularly set forth herein.

NOW, THEREFORE, in consideration of the foregoing Recitals, the mutual covenants contained in this Amendment, and for good and valuable consideration, the receipt and sufficiency of which hereby are acknowledged, the parties hereto agree as follows:

1.
Incorporation of Recitals. The recitals set forth above are hereby incorporated herein by reference as if the same were fully set forth herein.
2.
Representations. Borrowers represent and warrant to Administrative Agent and Lender that:
(a)
No Event of Default has occurred under the Loan Agreement or the Loan Documents, and upon the execution and delivery of this Amendment, no event or condition will exist which, with the giving of notice or the passage of time, or both, would give rise to an Event of Default under the Loan Agreement or Loan Documents.

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(b)
All of the representations and warranties of Borrower in the Loan Agreement and the Loan Documents are true and complete on the date hereof in all material respects with the same force and effect as if made on such date.
(c)
Borrower has no offsets or defenses to any amounts currently due under the Note or to any current obligations under the Loan Agreement or any other Loan Documents, and the Loan Agreement and Loan Documents are all in full force and effect. Borrower currently has no defenses, claims or setoffs to the enforcement by Administrative Agent and Lender of the Loan Agreement and Loan Documents.
(d)
Borrower has the full right, power and authority to execute, deliver and carry out the terms and provisions of this Amendment and the documents and instruments to be executed and delivered by Borrower pursuant to this Amendment. The execution, delivery and performance of this Amendment and all of the documents and instruments to be executed and delivered pursuant hereto have received all necessary approvals, if any, and do not contravene any law or any contractual restrictions binding on Borrower, or constitute a default or create a lien under (i) the limited liability company agreement of Borrower, or (ii) any note, instrument, lease, indenture, mortgage, agreement, document or other obligation of or binding upon Borrower.
(e)
This Amendment and the documents and instruments executed and delivered pursuant hereto by Borrower constitute the legal, valid and binding obligation of Borrower, enforceable against Borrower in accordance with their respective terms, except only as enforceability may be subject to applicable bankruptcy, reorganization, moratorium and similar laws affecting the rights of creditors generally.
3.
Consent to Transfer. Administrative Agent and Lenders consent to the Transfer or Transfers resulting in Inland Real Estate Investment Corporation being the sole initial stockholder of the Inland Fund (as defined below).
4.
Amendments to Loan Agreement. As of the Effective Date, the Loan Agreement is hereby amended as follows:

(A) Inland Fund. The definition of “Inland Fund” in Section 1.1 of the Loan Agreement is hereby amended and restated as follows:

“Inland Fund” means IPC Alternative Real Estate Income Trust, Inc., a Maryland corporation (formerly known as Inland Private Capital Alternative Assets Fund, LLC, a Delaware limited liability company).”

(B) Permitted Transfers. Subsection (h) and (i) of the definition of “Permitted Transfer” in Section 1.1 of the Loan Agreement are hereby amended and restated as follows:

“(h) any issuance or Transfer of [NTD: Now that the Inland Fund is a corporation, this concept of LLC interests is not applicable. If BMO prefers to keep it, that’s fine.] capital stock in the Inland Fund pursuant to a public or private offering of securities, provided that:

(i) the conditions set forth in clause (b) above are satisfied; and

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(ii) Inland Real Estate Investment Corporation, a Delaware corporation (“IREIC”) shall directly or indirectly continue to Control the Inland Fund, including indirectly by providing management services pursuant to an advisory agreement with the Inland Fund.

(i) any Transfer of common stock in the Inland Fund to limited partners in the Operating Partnership in exchange for the redemption of limited partnership interests in the Operating Partnership pursuant to the Amended and Restated Limited Partnership Agreement of IPC Alternative Real Estate Operating Partnership, LP, as the same may be amended or restated from time to time, provided that:

(i) the conditions set forth in clause (b) above are satisfied; and

(ii) IREIC shall directly or indirectly continue to Control the Inland Fund, including indirectly by providing management services pursuant to an advisory agreement with the Inland Fund.”

5.
Requirements. The effectiveness of this Amendment shall be subject to Administrative Agent’s receipt, review, approval and/or confirmation of the following on the date hereof, at Borrower’s cost, each in form and content satisfactory to Administrative Agent in its reasonable discretion:
(a)
Reaffirmation. The Reaffirmation, executed by Guarantors, in the form attached hereto as Exhibit A.
(b)
Fees and Costs. Borrower shall pay all costs and expenses of any kind or nature of Administrative Agent related to this Amendment and related documents, including, without limitation, Administrative Agent’s attorneys’ fees and out-of-pocket costs.
(c)
Transfer Documents. Borrower shall deliver or cause to be delivered all documents effectuating the Transfer described in Section 3 hereof and the change of the name and status of Inland Fund, and such other documents relating to the transactions contemplated by this Amendment as reasonably requested by Administrative Agent.
(d)
Authority. Borrower shall deliver or cause to be delivered to Administrative Agent such organizational and authority documents as reasonably required by Administrative Agent in connection with this Amendment.
6.
Ratification. Except as amended and modified herein, the Loan Documents remain unmodified and in full force and effect and are hereby ratified and confirmed. Administrative Agent and Lender shall continue to have all of the rights and remedies as provided in the Loan Documents, as amended and modified hereby or pursuant hereto, and all of Administrative Agent’s and Lender’s liens and security interests shall continue in its collateral, whether now existing or acquired or arising hereafter. Upon the effectiveness of this Amendment, each reference in the Loan Agreement to “the Agreement,” “hereunder,” “herein,” “hereof,” or words of like import referring to the Loan Agreement shall mean and be a reference to the Loan Agreement as amended and modified hereby, and all references in the other Loan Documents to the Loan Agreement shall mean such document as amended hereby or pursuant hereto. THE PARTIES HERETO HAVE

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ENTERED INTO THIS AMENDMENT SOLELY TO AMEND THE TERMS OF THE LOAN AGREEMENT. THE PARTIES DO NOT INTEND THIS AMENDMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY TO BE, AND THIS AMENDMENT AND THE TRANSACTIONS CONTEMPLATED HEREBY SHALL NOT BE CONSTRUED TO BE, A NOVATION OF ANY OF THE OBLIGATIONS OWING BY THE BORROWERS OR GUARANTOR UNDER OR IN CONNECTION WITH THE LOAN AGREEMENT OR ANY OF THE OTHER LOAN DOCUMENTS.
7.
No Waiver. Borrower’s execution, delivery and performance of this Amendment and any other documents in connection with this Amendment shall not establish a custom or course of dealing or waive, limit or condition the rights and remedies of Administrative Agent and Lender under the Loan Agreement or any other Loan Document and applicable law, all of which rights and remedies Administrative Agent and Lender expressly reserve.
8.
No Joint Venture. Borrower hereby acknowledges, agrees and confirms that notwithstanding any other provision of this Amendment or any other Loan Document, neither Administrative Agent nor Lender is a partner, joint venturer, alter-ego, manager, controlling person or other business associate or participant of any kind of Borrower, and neither Administrative Agent nor Lender intends to ever assume any such status.
9.
Waiver and Release of Claims. Borrower acknowledges and agrees that Borrower does not have any offsets, defenses, claims or counterclaims against Administrative Agent or Lenders or their past and present officers, directors, managers, employees, partners, agents, shareholders, members, trustees, predecessors, successors, and assigns (the “Released Parties”) with respect to the Loan or the Loan Documents as of the date hereof, and to the extent Borrower has any such claims, Borrower hereby voluntarily and knowingly forever releases, discharges, waives and relinquishes any and all claims, demands, causes of action of every kind and nature whatsoever, whether in law, in equity, known or unknown, against the Released Parties existing on or before the date of this Amendment that relate to, arise out of or otherwise are in connection with: the Loan, the Loan Documents or transactions contemplated thereby or any actions or omissions in connection therewith.
10.
Lien Status. None of this Amendment, nor any other documents or instruments delivered in connection herewith, constitutes the creation of a new loan or the extinguishment of the debt evidenced by the Note, nor will they in any way affect or impair the lien of the Security Instrument or the other Loan Documents, which Borrower hereby acknowledges to be a valid and existing first priority lien on the Property and on any other collateral described therein. Borrower agrees that the lien of the Security Instrument continues to be in full force and effect, unaffected and unimpaired by this Amendment, and that said lien shall so continue as a first priority lien until the Debt is fully discharged.
11.
Miscellaneous.
(a)
This Amendment shall be governed by, and shall be construed and enforced in accordance with, the laws of the State of Illinois, without regard to conflicts of laws principles.

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(b)
If any provision of this Amendment is adjudicated to be invalid, illegal or unenforceable, in whole or in part, it will be deemed omitted to that extent and all other provisions of this Amendment will remain in full force and effect.
(c)
This Amendment shall be binding upon and inure to the benefit of the parties and their respective legal representatives, successors and assigns.
(d)
This Amendment may be executed in one or more counterparts, each of which shall be deemed an original and all of which together shall constitute one and the same instrument. Signature pages may be detached from such counterparts and reattached to form one original document. Delivery of an executed counterpart of a signature page of this Amendment by telecopier or other electronic transmission (which shall include “PDF” or “TIFF” format) shall be as effective as delivery of a manually executed counterpart of this Amendment.

[SIGNATURES ON FOLLOWING PAGE]

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IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date first above written.

BORROWERS:

MOB CEDAR PARK, L.L.C.,

MOB 5255 SAN ANTONIO, L.L.C.,

MOB 9157 SAN ANTONIO, L.L.C.,

MOB RALEIGH, L.L.C.,

MOB 1431 HOUSTON, L.L.C.,

MOB 1 NEW BRITAIN, L.L.C.,

MOB 300 NEW BRITAIN, L.L.C.,

MOB OKLAHOMA CITY, L.L.C.,

MOB PEORIA, L.L.C.,

MOB PHOENIX, L.L.C.,

MOB 3855 GILBERT, L.L.C.,

MOB 700 CHANDLER, L.L.C.,

MOB 3686 GILBERT, L.L.C.,

MOB KINGWOOD, L.L.C.,

MOB GARDEN CITY, L.L.C.,
each a Delaware limited liability company

By: IPCAAF MOB Portfolio II, L.L.C.,
a Delaware limited liability company, its sole member

By: /s/ Joseph E. Binder

Name: Joseph E. Binder

Title: Executive Vice President

IPCAAF MOB PORTFOLIO II, L.L.C., a Delaware limited liability company

By: /s/ Joseph E. Binder

Name: Joseph E. Binder

Title: Executive Vice President

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ADMINISTRATIVE AGENT and LENDER:

BMO BANK N.A.,

a national banking association

By: /s/ Kyle Dickelman
Name: Kyle Dickelman
Title: Vice President

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EXHIBIT A

REAFFIRMATION OF GUARANTY AGREEMENTS

Reference is hereby made to (i) that certain Loan Agreement dated as of September 30, 2021, as amended by First Amendment to Loan Agreement, dated as of August 1, 2022, and as amended by Second Amendment to Loan Agreement, dated as of the date hereof (the “Second Amendment”), between MOB Cedar Park, L.L.C., MOB 5255 San Antonio, L.L.C., MOB 9157 San Antonio, L.L.C., MOB Raleigh, L.L.C., MOB 1431 Houston, L.L.C., MOB 1 New Britain, L.L.C., MOB 300 New Britain, L.L.C., MOB Oklahoma City, L.L.C., MOB Peoria, L.L.C., MOB Phoenix, L.L.C., MOB 3855 Gilbert, L.L.C., MOB 700 Chandler, L.L.C., MOB 3686 Gilbert, L.L.C., MOB Kingwood, L.L.C., MOB Garden City, L.L.C., and IPCAAF MOB Portfolio II, L.L.C., each a Delaware limited liability company (collectively, the “Borrowers”), and BMO Bank N.A. (as successor to BMO Harris Bank N.A.), as Administrative Agent and a Lender (as amended from time to time, the “Loan Agreement”), and (ii) the following documents: the Guaranty and the Environmental Indemnity (as each such term is defined in the Loan Agreement, and collectively, the “Guaranty Agreements”).

The undersigned hereby consents to the Second Amendment and hereby acknowledges and agrees that the Guaranty Agreements to which it is a party are each ratified and confirmed, shall continue in full force and effect and that the undersigned, as of the date hereof, has no claims, defenses, off-sets or counterclaims to or against the enforcement of such agreements in accordance with their respective terms by Administrative Agent and Lenders.

(Signatures on Following Page)

A-1

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Dated: as of October 24, 2023

GUARANTOR:

Inland Private Capital Corporation, a Delaware corporation

By: /s/ Joseph E. Binder

Name: Joseph E. Binder

Title: Executive Vice President

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